August 7, 2013 August 7, 2013 Exhibit 99.2 FY13 Q4 Conference Call

Forward-Looking Statement
Statements in this release that are not historical are forward-looking and are subject to various risks and uncertainties that could cause actual results to vary materially from those stated.  Words such as
“expect,” “anticipate,” “utlook,” “forecast,” “could,” “project,” “intend,” “plan,” “continue,” “believe,” “seek,”
“estimate,” “should,” “may,” “assume,” “potential,” variations of such words and similar expressions are intended to identify such forward-looking statements.  Forward-looking statements are based on currently available information and include, among others, the discussion under “Outlook.”  These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Respective risks, uncertainties and assumptions that could affect the outcome or results of operations are described in Part 1, Item 1A of our Annual Report on
Form 10-K for the year ended June 30, 2012, and the Form 10-Q for the quarters ended September 30,
2012, December 31, 2012 and March 31, 2013, which are incorporated by reference and in other reports that Molex files or furnishes with the Securities and Exchange Commission.
We have based our forward-looking statements on our management’s beliefs and assumptions based on information available to management at the time the statements are made. We caution you that actual outcomes and results may differ materially from what is expressed, implied, or forecast by our forward-looking statements. Reference is made in particular to forward-looking statements regarding growth strategies, industry trends, global economic conditions, success of customers, cost of raw materials, value of inventory, currency exchange rates, labor costs, protection of intellectual property, cost reduction initiatives, acquisition synergies, manufacturing strategies, product development introduction and sales, regulatory changes, competitive strengths, natural disasters, unauthorized access to data, government investigations and outcomes of legal proceedings. Except as required under the federal securities laws, we do not have any intention or obligation to update publicly any forward-looking statements after the distribution of this report, whether as a result of new information, future events, changes in assumptions, or otherwise.

In Molex Incorporated’s (“Molex” or the “Company”) conference call on August 7,
2013 regarding the Company’s financial results for the fiscal quarter and fiscal year ended June 30, 2013 and the following slides, Molex may refer to non-GAAP financial measures to describe earnings for such periods excluding the items referenced in the relevant slides used during this conference call. This is in addition to disclosing the most directly comparable measure for such periods determined in accordance with generally accepted accounting principles, or GAAP.
Molex believes that these non-GAAP financial measures provide useful information to investors because they provide information about the estimated financial performance of Molex’s ongoing business and provide for greater transparency of supplemental information used by management in its financial and operational decision-making.  These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies.  Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.
Investors are encouraged to review the relevant slides reconciling the non-GAAP financial measures intended to be used in the conference call to the most comparable GAAP measure.

Non-GAAP Financial Measures

Challenging quarter for Mobile Devices
–
Delayed production ramps by customers
–
All other end markets improved
Daily order rates improving
–
Slow growth environment
–
Lead times remain tight
Free Cash Flow > Net Income
–
Working capital metrics improved
–
Supports dividend
FCT acquisition
–
Mixed layout custom I/O’s
–
Diverse end markets including Industrial and Medical

FY13 Q4 Summary

US $ Millions
$858
$815
$837
$873
$859
$901
$917
$944
$968
$920
$853
$909
$883
$880
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Revenue
Orders
molex

Page 4 Page 4 Q4 Book-to-Bill 1.0 to 1 Revenue / Order Trend

REVENUE ORDERS
Sequential
Change
YOY
Change
%
Total
Sequential
Change
YOY
Change
%
Total
Automotive 6% 22% 21% - 19% 20%
Infotech 11% (3)% 18% 4% (1)% 18%
Telecom 9% (8)% 13% 9% (1)% 14%
Mobile Devices (18)% 16% 15% (32)% (25)% 15%
Consumer
Elect.
9% (17)% 14% 7% (15)% 14%
Industrial 10% 1% 14% 2% 4% 14%
Medical /
Military
3% 36% 5% 11% 43% 5%
TOTAL 4% 3% 100% (3)% (2)% 100%

Change in Revenue / Orders
By Industry – June Quarter

Full Year
2013 2012
Net revenue $3,620 $3,489
Gross margin 29.4% 30.6%
SG&A $685.6 $657.7
SG&A % 18.9% 18.9%
Operating margin 9.7% 11.4%
EPS $1.36 $1.59
(US$ in millions, except per-share data)
Full Year Financial Summary

Quarter Ended
Jun 2013 Mar 2013 Jun 2012
Net revenue $882.9 $852.9 $858.5
Gross margin 29.1% 29.1% 30.0%
SG&A $174.0 $167.4 $161.6
Unauthorized activities in Japan - $21.2 $3.1
Income from operations $83.0 $59.9 $92.9
Interest (expense) net $(1.0) $(1.6) $(0.7)
Other (expense) income $2.6 $0.3 $2.9
Effective tax rate 32.4% 23.6% 24.3%
Net income $57.1 $44.8 $72.0
Earnings per diluted share $0.32 $0.25 $0.40
(US$ in millions, except per-share data)

Financial Summary

Quarter Ended
Jun 2013 Mar 2013 Jun 2012
Cash and marketable securities $721.9 $712.9 $652.2
Total debt* $364.2 $403.7 $254.9
Net cash $357.7 $309.2 $397.3
Receivable days outstanding 69 Days 70 Days 70 Days
Inventory days outstanding 84 Days 89 Days 87 Days
Return on net assets** 18.1% 18.6% 19.4%
Research and development $45.3 $46.2 $46.7
(US$ in millions)
*Total debt equals long-term debt plus current
portion of long-term debt and short-term loans.

**See GAAP to non-GAAP reconciliation
Balance Sheet and Operating Metrics

Free Cash Flow
Net Income
120
100
80
60
40
20
0
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13

molex

Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13
Cash Flow From Operations $138.9 $143.3 $167.4 $87.2 $(20.1) $148.1
Less:  Capital Expenditures $(54.4) $(77.7) $(69.4) $(78.6) $(55.9) $(58.9)
Add:  Japan Litigation Settlement* - - - - $182.8 -
Free Cash Flow (non-GAAP measure) $84.5 $65.6 $98.0 $8.6 $106.8 $89.2
US $ in millions
*See unauthorized activities in Japan section
of our press release dated April 23, 2013
Free Cash Flow Trend

- Constant foreign exchange rates and commodity prices

September Fiscal Quarter Revenue $890 to $930 million EPS $0.35 to $0.39 Assumes – 30% to 32% effective tax rate – Constant foreign exchange rates and commodity prices Page 10 Page 10 Outlook

Quarter Ended
Jun
2013
Mar
2013
Dec
2012
Sep
2012
Jun
2012
Income from
operations
$82,946 $59,938 $106,515 $102,735 $92,948
Unauthorized
activities in Japan
- 21,210 1,627 2,561 3,093
Non-GAAP income
from operations
$82,946 $81,148 $108,142 $105,296 $96,041
(US$ in thousands)
Non-GAAP income from operations is a non-GAAP financial measure.  We refer to non-GAAP income from operations to describe income from operations excluding the items referenced above.  We believe that non-
GAAP income from operations provides useful information to investors because it provides information about the estimated financial performance of Molex’s ongoing business.  Non-GAAP income from operations is used by management in its financial and operational decision-making and evaluation of overall operating performance and segment level core operating performance.  Non-GAAP income from operations may be different from similar measures used by other companies.
Operating income excluding restructuring and special charges
Fixed assets + Inventory + A/R – A/P
RONA =
Non-GAAP Measure

REVENUE ORDERS
YTD
Change
%
Total
YTD
Change
%
Total
Automotive 15% 19% 15% 18%
Infotech (6)% 17% (4)% 17%
Telecom (8)% 13% (6)% 13%
Mobile Devices 37% 21% 31% 21%
Consumer Elect. (16)% 14% (15)% 14%
Industrial (4)% 12% (1)% 13%
Medical / Military 35% 4% 36% 4%
TOTAL 4% 100% 4% 100%
Change in Revenue / Orders
By Industry –
FY13
FY13

(US$ in millions)
BOOKINGS Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13
Automotive $149.2 $133.4 $154.2 $150.9 $154.2 $159.5 $180.1 $179.4
Infotech 155.5 151.7 163.4 158.1 149.5 148.3 150.2 156.4
Telecom 122.0 121.0 134.3 122.0 128.9 108.1 111.0 121.2
Mobile Devices 168.0 126.6 120.4 170.5 221.2 231.0 187.6 127.9
Consumer Elect 175.6 147.2 146.5 149.9 150.5 126.9 119.2 127.7
Industrial 114.1 109.2 120.8 118.9 108.7 103.1 121.7 123.8
Medical/Military 25.6 26.2 33.0 30.7 30.9 42.8 39.4 43.6
TOTAL $910.0 $815.3 $872.6 $901.0 $943.9 $919.7 $909.2 $880.0
REVENUE Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13
Automotive $144.3 $135.8 $151.4 $150.4 $153.5 $157.8 $173.4 $184.1
Infotech 162.8 159.7 156.4 161.9 154.4 150.2 140.5 156.4
Telecom 130.8 134.9 119.6 127.6 131.7 116.5 108.2 117.7
Mobile Devices 167.4 137.1 122.1 117.1 182.1 262.2 165.5 136.1
Consumer Elect 178.1 154.9 140.9 150.1 149.9 137.1 113.9 124.5
Industrial 125.9 109.3 116.6 120.6 115.0 104.0 110.8 122.2
Medical/Military 26.7 25.9 30.1 30.8 30.3 39.9 40.6 41.9
TOTAL $936.0 $857.6 $837.1 $858.5 $916.9 $967.7 $852.9 $882.9
End market definitions are periodically updated
End Market Trend